SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                          March 24,2005
        -------------------------------------------------
                (Date of Earliest Event Reported)


                  AMERICAN STELLAR ENERGY, INC.
       ----------------------------------------------------
      (Exact Name of Registrant as Specified in its Charter)

          Nevada                    000-27715               88-0441332
----------------------------   ----------------------  ----------------------
(State or other jurisdiction  (Commission File Number) (IRS Employer I.D. No.)
   of incorporation)

            2162 Acorn Court, Wheaton, Illinois  60187
       ----------------------------------------------------
             (Address of Principal Executive Offices)

                         (630) 462 - 2079
       ----------------------------------------------------
                 (Registrant's Telephone Number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of (IRS Employer I.D. No.) the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 4.01   CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

On March 24, 2005, our independent auditors, HJ & Associates LLC were dismissed. HJ & Associates LLC had audited our financial statements for the past two fiscal years ended December 31, 2003 and 2002, and its reports for each of those two fiscal years were modified as to the uncertainty of American Stellar Energy, Inc.'s (formerly Merchant Park Communications, Inc.) ability to continue as a going concern. Except for this modification, the reports did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with HJ & Associates LLC on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years or any subsequent interim period preceding the date of resignation.

The decision to change accountants was approved by our Board of Directors.

On March 24, 2005, we engaged Telford Sandovick P.L.L.C.as our independent accountant. During the two most recent fiscal years ended December 31, 2003 and 2004, and through March 24, 2005, we did not consult with Telford Sandovick P.L.L.C. regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Telford Sandovick P.L.L.C. concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of businesses acquired.

               None

          (b)  Pro forma financial information.

               None

          (c)  Exhibits.

               Exhibit 16 - Letter from Certifying Accountant


                            SIGNATURES


In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  AMERICAN STELLAR ENERGY INC.
                                  (Registrant)


DATE: March 24, 2005              /s/ Rich Biscan Jr.
                              By:_________________________________________
                                 Rich Biscan, Jr.
                                 President, Chief Executive Officer,
                                 and Director